UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: April 4, 2014

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Boca Raton, FL 33431 (Address of Principal Executive Offices) (561)-244-2532 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2014, Registrant entered into a definitive Agreement and Plan of Merger (the “Agreement”) among and between Registrant, SK3 Group, Inc. and AEGY-SK3 Acquisition Corp.  Prior to the entry into the Agreement, Registrant and SK3 Group, Inc. (“SK3”) had entered into an agreement under which Registrant was providing on-line billing and payment services to collectives managed by SK3.  Sk3 Group, Inc. is a publicly traded, non-reporti9ng Delaware corporation (OTC Pink SKTO). AEGY-SK3 Acquisition Corp. (“Acquisition Corp.”) is a newly formed Colorado corporation created as the merger entity into which Registrant and SK3 will merge, and which will be the surviving entity in the merger.

Under the terms of the Agreement, a copy of which (without exhibits) is attached to this Current Report on Form 8-K as Exhibit 10, Registrant and S3 will merge into Acquisition Corp., Acquisition Corp. will change its corporate name to a new corporate name to be selected by the Boards of Directors of Registrant and SK3, Acquisition Corp. will assume the continuing SEC filing obligations of Registrant, Acquisition Corp. will file a registration statement with the SEC for the shares to be issued by it n the merger, and Acquisition Corp. will obtain or apply for  new CUSIP numbers, a new trading symbol for its common stock and  authorization from the Depository Trust Company for electronic trading of its common shares.

The Agreement provides that Acquisition Corp. will issue one new preferred share for each two preferred shares of each of Registrant and SK3 currently issued and outstanding, and will also issue a fixed number of shares, still to be determined) of its common stock, which will be allocated to the common shareholders of Registrant and SK3 at closing of the merger.  There are currently 5 million shares of Registrant issued and outstanding as Series A Voting Convertible Preferred Shares, and 5 million shares of SK3t issued and outstanding as Series A Voting Convertible Preferred Shares.

Acquisition Corp. will issue a fixed total number of shares of its common stock to the shareholders of Registrant and SK3 common stock issued and outstanding at the closing of the Merger.  If less than 100 percent of the outstanding common shares of Registrant or SK3 are not exchanged in the Merger, due to the exercise of available dissenters’ rights under either Florida or Delaware law, as applicable, then the fixed number of shares of Acquisition Corp. to be issued in the Merger will be reduced proportionately. Once the total number of common shares of Acquisition Corp. to be issued in the Merger has been determined, that total number will then be allocated to the common shareholders of each of Registrant and SK3 based on the respective total market capitalizations of Registrant and SK3 on the effective date in proportion to the total combined market capitalizations of Registrant and Sk3 on the same date.  The common shares so allocated then will be distributed to the shareholders of each of Registrant and SK3 (other than any shareholders exercising their dissenters’ rights) based on each shareholder’s proportionate ownership of the common stock of each company.

For purposes of the allocation formula, the market capitalization of each of Registrant and SK3 will be determined by multiplying the number of fully diluted shares of common stock of each of Registrant and SK3 outstanding at the effective date, by the volume weighted average closing market price for the common stock of each of Registrant and SK3 for the five (5) trading days immediately prior to the effective date. In determining the number of shares held by each shareholder of SK3, the common shares of Registrant currently held by SK3 will be treated as held proportionately by the shareholders of SK3 at the effective date.

As part of the Merger, Acquisition Corp. will file a registration statement with the SEC to register the shares of common and preferred stock to be issued by it in the Merger to the shareholders of Registrant and SK3.  An audit of the financial statements of SK3 for the two prior fiscal years and to date has been initiated and the registration statement will be filed by Acquisition Corp. as soon as the audit has been completed.  The date of filing the registration statement with the SEC by Acquisition Corp. witl be treated as the record date for purposes of determining the shareholders of Registrant and AEGY entitled to participate in the Merger.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number

Description

10

Agreement and Plan of Merger between Alternative Energy Partners, Inc., SK3 Group, Inc. and AEGY-SK3 Acquisition Corp. dated April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: April 10, 2014	By:	/s/ Mario Barrera
Mario Barrera
President